# Robert W. Baird

## 2012 Industrial Conference

[→] November 6, 2012

GSE ENVIRONMENTAL™

[ DURABILITY RUNS DEEP ]

# Forward Looking Statements

Statements made during the course of this presentation include forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements give management's current expectations and projections relating to the Company's financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate," "estimate," "expect," "project," "plan," "intend," "believe," "may," "will," "should," "can have," "likely" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. The forward-looking statements are based on the Company's or management's beliefs, assumptions and expectations of future performance, taking into account the information currently available to management. It is important to note that the Company's actual results could differ materially from those projected in such forward looking statements. Important factors that could cause actual results to differ materially from statements included in this presentation can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and other documents filed with the SEC. These documents are available in the Investor Relations section of the Company's website at http://www.gseworld.com. Shareholders, potential investors and others are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.

The Company cannot assure you that it will realize the results or developments it expects or anticipates or, even if substantially realized, that they will result in the consequences or affect the Company or its operations in the way it expects. The forward-looking statements included in this presentation are made only as of the date hereof. Management undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

# Who We Are

- Global provider of geosynthetic containment solutions
- Leading worldwide market share; #1 or #2 in all end-markets
- Significant and growing opportunities in international and emerging markets
- Expanding growth opportunities – Oil & Gas Fracking, Coal Ash
- Strategic focus on higher margin new products and applications - Improving margin story

**Broad International Reach (1)**



Emerging Markets: 35%
ME 2%
Africa 7%
LatAm 10%
Asia 16%
Europe 21%
North America 44%

**Highly Attractive End Markets (1)**



Coal Ash 2%
Other 16%
Liquid Containment 13%
Solid Waste Containment 37%
Mining 32%

(1) Based on 2011 figures.

GSE ENVIRONMENTAL™

# Our Strategy – Investment Highlights

| | |
|---|---|
| **Operating Environment** | • Global market leader with established brand recognition<br>• Expanding Global regulatory environment driving increased demand |
| **End-Market Expansion** | • Emerging growth opportunities in Coal Ash, Oil & Gas Fracking industries<br>• Precious Metal (Gold and Copper) mining expected to grow 6% annually through 2017 |
| **Product Innovation** | • Product innovation driving total system solutions unavailable elsewhere in the market<br>• Unmatched product offering designed to drive cost efficiencies for customers |
| **Capacity Expansion** | • Expanding international footprint in China, Thailand and Egypt<br>• Incremental production capacity in excess of ninety million pounds |
| **Margin Growth** | • Re-engineering of existing product portfolio supports margin growth strategy<br>• New product innovation driving a mix shift to higher margin opportunities |

GSE ENVIRONMENTAL™

# Global Regulatory Climate Remains a Tailwind



## United States

- Increased regulation of groundwater activity
- Coal ash management
- Shale gas / fracking
- Mine work tailings

## Europe

- Oil and gas fracking regulation – key priority among member states
- Poland and UK – developing mandate of strict fracking controls

## Middle East

- Water contamination – strong regulatory framework

## China

- Environmental protection – top priority
- $28 billion for urban waste disposal (2011-2015)

## South America

- Brazil – First national waste management law (2010)
- Chile – Environmental regulations and sustainability are a priority

## Africa

- Ground water protection and consumption – top priority
- Mining activities – increased environmental control
- Solid waste – increased regulation

## India

- Urbanization leads to increased solid waste generation
- Foreign investment driving increased environmental awareness

GSE ENVIRONMENTAL™

# What We Do

## Mining

- Precious Metals
- **Not** Coal / Iron Ore
- Heap Leach Pads, Tailings and Solution Ponds, Closures
- Growth Drivers for Copper and Gold Remain Strong
- Additional Opportunities for Salt, Cobalt, Lithium and Molybdenum



## Water Infrastructure

- Water Consumption, Agriculture Irrigation, Waste Water Treatment
- Canals, Reservoirs, Storage Tanks, Ponds
- Projected Water Infrastructure Spending Grows to $770bn by 2015[1]
- Water Shortages in Most Regions



[1]Source: OECD

## Environmental Containment

- Solid and Hazardous Waste Containment, Industrial Waste Storage
- Landfill Cells, Closures and Ponds
- Increased Regulations in Developing Countries
- GDP Growth is a Strong Driver



GSE ENVIRONMENTAL™

# Unmatched Global Network and Infrastructure



Hamburg, Germany
Spearfish, SD
Rechlin, Germany
Kingstree, SC
Houston, TX
Cairo, Egypt
Shanghai
Rayong, Thailand
Bangkok, Thailand
Antofagasta, Chile
Johannesburg, South Africa
Santiago, Chile

**Products Sold in 100+ Countries** | **7 Manufacturing Facilities**

**8 Chemical Engineers in R&D** | **60 Sales and Engineering Professionals**

GSE ENVIRONMENTAL™

# Current Product Portfolio



## Geomembranes

Geomembranes are the most widely used products for solid waste containment (such as landfill liners), mining, and water containment applications.



## GeoSynthetic Clay Liners

Geosynthetic clay liners (GCLs) combine geosynthetics with sodium bentonite clay to form a highly impermeable barrier that often replaces thick layers of expensive compacted clay.



## Geonets and Geocomposites

GSE offers a broad range of quality geonet and geocomposite drainage liners designed to complement or replace sand, stone and gravel.



## Geotextiles

GSE produces the most uniform, consistent and versatile nonwoven geotextile products on the market. Our products are available in many weights and thicknesses to meet your specific project requirements.



## Concrete Protection

Protect your investments with GSE StudLiner, a line of high density polyethylene (HDPE) concrete protection products with studs on one side that lock the liner into the surface to prolong the life of the concrete.



## Specialty Products

GSE has developed specialty products to provide for unique solutions. Whether it is for environmental, aquaculture, civil, tunnel or other demanding applications, GSE products are easy to install and built to last.

# Margin Expansion: Re-Engineering Core Products

- Utilizing polymer science to create a three-tier product strategy

| 2011 Gross Margin | | Target Gross Margins | | |
|---|---|---|---|---|
| | | High Performance Liners ("Best") | 25 – 29% | |
| EPA Spec Liner (Impacting 70% 2011 Sales) | ~ 14% | Re-Engineered EPA Spec Liner ("Better") | 15 – 17% | 300 – 400 bps gross margin improvement |
| | | Application Specific Liner ("Good") | 17 – 21% | |

GSE ENVIRONMENTAL™

# Emerging Growth Drivers

## Coal Ash

- 629 existing impoundments at 235 coal utilities(1)
- Cap existing impoundments
- Line new coal ash landfills
- Planned expansion in China and India in 2012
- Sold $2 million in 2010; $8 million in 2011; already $16 million orders through Q3 2012
- Target ~25-35% gross margins



## Oil & Gas Fracking

- Potential addressable market opportunity up to $1 billion through 2016 (2)
- Recent lower natural gas prices shifting some drilling West to more liquids rich / oil regions
- Sold <$1 million in 2010; $11 million in 2011; approximately $14 million orders through Q3 2012
- Target ~25-30% gross margins



## New Product Innovation

- R&D effort focused on developing proprietary higher margin products for new and existing applications
- Can be combined to create an overall "containment system" for complex applications
  - High performance liner
  - Leak Location Liner
  - Mine drain
- Target: 25-35% gross margins



(1) URS Engineering and Shaw.
(2) Spears & Associates, Inc. Assumes 140,000 wells, 6 sites per well, 15-20% addressable market, and $350,000 per site.

# Coal Ash Barrier System – Total System Solution

It is the only system of its kind and combines three of our innovative geosynthetic products working in tandem to provide superior results and airspace savings.

- CoalDrain Geocomposite, Leak Location Liner, Coal Ash Resistant GCL



Minimum Subtitle D
GSE Coal Ash System
Plant
Top Cover
Coal Combustion Waste
Gravel
Groundwater Monitoring
CoalDrain Geocomposite
Leak Location Liner
Existing Soil
Groundwater
Geomembrane
Compacted Clay
Existing Soil
Groundwater

GSE ENVIRONMENTAL™

# International Emerging Markets

- China
  - New manufacturing facility being developed that is slated to come online in 2013
  - Growing demand in a region where we are already recognized as an established leader
  - Heightened focus on environmental regulation is expect to drive significant growth
- Thailand
  - Currently supports our China growth initiative
  - New manufacturing line expected to launch in 2013
  - Planned capacity expansion will allow us to broaden our reach in Australia and Africa – two very fast growing geographies
- Egypt
  - Company's overall lowest cost manufacturing facility
  - Additional capacity will allow us to expand further in North and Western Africa
  - Well situated to compete against local producers in the Middle East, while continuing to drive margin expansion in Europe

# Multi-faceted Growth Strategy



2012
2013
2014
2015
2016
2017
Market Expansion (Mining, Coal Ash, Hydrocarbon market)
New Customer Acquisitions
Products (Coal Drain, Mine Drain, Leak Location, Application Specific)
Sales Coverage in attractive geographies
Acquisitions & Partnerships
Organic Growth: Base Business & market share increase

GSE ENVIRONMENTAL™

# [→] FINANCIAL HIGHLIGHTS



# 3Q'12 Earnings Recap

- Sales of $121.2 million was lower compared to $146.8 million in the prior year period
- Challenging operating environment as a result of lower North American volumes and a competitive pricing landscape
- Increased Gross Margins by 260 basis points compared to 3Q'11 due to the Company's decision to pass on low margin business while focusing on higher margin projects in mining, coal ash and oil & gas fracking
- Adjusted EBITDA declined to $12.6 million, but adj. EBITDA margin expanded 120 basis points compared to 10.4% compared to 3Q'11
- Growing opportunities in industrial and municipal waste in China

GSE ENVIRONMENTAL™

# Financial Performance Overview



Revenue
500
450
400
350
300
250
200
150
100
50
0
$291
$343
$464
$355
2009
2010
2011
9 Months 2012



Gross Profit Margin
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
11.4%
12.8%
15.2%
16.3%
2009
2010
2011
9 Months 2012



Adjusted EBITDA Margin
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
6.5%
8.2%
9.7%
10.0%
2009
2010
2011
9 Months 2012

GSE ENVIRONMENTAL™

# Capital Structure – as of 9/30/2012

| | Actual |
|---|---|
| Cash and Equivalents | $12 |
| Revolving Credit Facility | $26 |
| Term Loans | 157 |
| Other | - |
| Total Long-Term Debt, incl. Current Portion | $183 |
| Stockholders' Equity | $97 |
| **Total Capitalization** | $280 |
| Net Debt | $171 |
| **Net Debt / EBITDA** | **3.9x** |

GSE ENVIRONMENTAL™

# Our Strategy – Investment Highlights

- Expanding Global regulatory environment driving increased demand
- Emerging growth opportunities in Coal Ash, Oil & Gas Fracking industries
- Strong expected growth in Gold and Copper mining
- Expanding international footprint in China, Thailand, and Egypt
- Re-engineering of existing product portfolio supports margin growth strategy
- New Product innovation driving a mix shift to higher margin opportunities